EXHIBIT 99.153

Enhanced PX Market Energy and Transmission Trading Physically Feasible Schedules June 8, 1999

Enhancements to PX DA Market Expand PX Day-Ahead market to allow trading of transmission. Model dependencies between hours in the PX Day-Ahead market.

Shortcomings in DA Market PX market not final when congestion exists. If congestion exists, participants do not know schedules and prices until 1:00 PM. Cuts into time to schedule resources and arrange trades to meet PX commitments. ISO determines purchases and sales in PX market when congestion exists. ISO may make out-of-market decisions that distort PX zonal market clearing prices.

Shortcomings in DA Market Inter-SC trades cannot participate in congestion management. Inter-SC trade cannot indicate desire change schedule in response to change in zonal price. Inability to respond to swings in PX zonal prices makes PX market less attractive to inter-SC trades. Inter-SC trades exposed to greater price risks.

Shortcomings in DA Market Gaming potential when congestion exists. 7:00 AM purchases and sales have no location. Schedule across small intertie to back out at no cost. Distort PX market since inter-SC trades cannot submit adjustment bids. PX participation in congestion management shrinks. Increases in PX zonal prices in import zones may be larger than if inter-SC trades could participate. Sell replacement energy in import zone at high price. Make PX less attractive to buyers in import zones.

Solution: Transmission Trading PX participants bid by zone. Specify zone for supply and demand portfolios. Bid to sell transmission rights in DA market. Bid specifies MW capacity available, $/MW price for capacity, sending zone, receiving zone. A variety of types of rights may be traded: FTRs ETCs non-PTOs' transmission rights (e.g. munis)

Solution: Transmission Trading PX schedules supply portfolios, demand portfolios and transmission in DA market. Minimize cost of supplies plus cost of transmission less value of demands. Subject to Total energy supply equals total energy demand. Flows scheduled on each path less than or equal to capacity rights purchased by PX on the paths.

Example: Transmission Trading A B 0 £ GA1 £ 300 @ $15/MWh 0 £ GA2 £ 300 @ $30/MWh 0 £ DA1 £ 200 @ $200/MWh 0 £ GB1 £ 150 @ $50/MWh 0 £ GB2 £ 300 @ $95/MWh 0 £ DB1 £ 300 @ $100/MWh 0 £ FTRA->B £ 200 @ $15/MWh Minimize cost of supply schedules less demand schedules plus transmission rights purchased

Example: Transmission Trading


$G_{A1}^{PX} = 300$
$0 \le G_{A1} \le 300$
@ $15/MWh
$G_{A2}^{PX} = 100$
$0 \le G_{A2} \le 300$
@ $30/MWh
$D_{A1}^{PX} = 200$
$0 \le D_{A1} \le 200$
@ $200/MWh
A
λ_A = $30/MWh
$FTR_{A\text{->}B}^{PX} = 200$
$0 \le FTR_{A\text{->}B} \le 200$
@ $15/MWh
$G_{B1}^{PX} = 100$
$0 \le G_{B1} \le 150$
@ $50/MWh
$G_{B2}^{PX} = 0$
$0 \le G_{B2} \le 300$
@ $95/MWh
$D_{B1}^{PX} = 300$
$0 \le D_{B1} \le 300$
@ $100/MWh
B
λ_B = $50/MWh

- Value of xmission to PX is \$20/MWh = $\lambda_B - \lambda_A$
  - PX buys and schedules all 200 MW of FTR offered at \$15/MW.

9

Example: Transmission Trading Settlements at 7:00 AM DA1 pays $30/MWh 200 MWh = $6,000 DB1 pays $50/MWh 300 MWh = $15,000 GA1 paid $30/MWh 300 MWh = $9,000 GA2 paid $30/MWh 100 MWh = $3,000 GB1 paid $50/MWh 100 MWh = $5,000 GB2 paid $50/MWh 0 MWh = $0

Example: Transmission Trading Settlements at 7:00 AM FTRA->B will be paid $20/MWh 200 MWh = $4,000 Less congestion rents paid to FTR by ISO after ISO's congestion management process. Payments by PX = Charges by PX

Benefits of Transmission Trading PX schedules are feasible at 7:00 AM. Transmission flows within capacity rights. PX schedules financially binding at 7:00 AM. PX can settle with its participants based on 7:00 AM schedules. PX participants have price and schedule certainty at 7:00 AM. Inter-SC trades not exposed to ISO congestion management prices without ability to respond.

Example: Transmission Trading



PX
$G_{A1}^{PX} = 300$
No Adj Bid
$G_{A2}^{PX} = 100$
No Adj Bid
$D_{A1}^{PX} = 200$
No Adj Bid
$G_{B1}^{PX} = 100$
No Adj Bid
$G_{B2}^{PX} = 0$
No Adj Bid
$D_{B1}^{PX} = 300$
No Adj Bid
A
B
$0 \le F_{A\text{->}B} \le 300$
$G_{SCA}^{IPS} = 300$
$0 \le G_{SCA} \le 300$
@ \$0/MWh
SC
$D_{SCB}^{IPS} = 300$
$0 \le D_{SCB} \le 300$
@ \$100/MWh

13

Example: Transmission Trading



PX
$G_{A1}^{FS} = 300$
No Adj Bid
$G_{A2}^{FS} = 100$
No Adj Bid
$D_{A1}^{FS} = 200$
No Adj Bid
$G_{B1}^{FS} = 100$
No Adj Bid
$G_{B2}^{FS} = 0$
No Adj Bid
$D_{B1}^{FS} = 300$
No Adj Bid
A
B
$F_{A->B} = 300$
Usage Charge = $100/MWh
$G_{SCA}^{FS} = 100$
$0 \le G_{SCA} \le 300$
@ $0/MWh
SC
$D_{SCB}^{FS} = 100$
$0 \le D_{SCB} \le 300$
@ $100/MWh

14

Example: Transmission Trading Settlements at 1:00 PM PX schedules do not change. No adjustments to 7:00 AM settlements with supplies and demands. PX bought right to use 200 MW of FTRA->B. ISO pays FTR $100/MWh 200 MWh = $20,000. PX pays ISO $100/MWh 200 MWh = $20,000. PX pays FTR ($20/MWh - $100/MWh) 200 MWh = -$16,000 (That is it receives $16,000 from FTR). PX pays FTR net $20/MWh 200 MWh = $4,000.

Benefits of Transmission Trading PX allows trading and scheduling of FTRs. ISO to sell FTRs on 100% of NFU capacity. Increases importance of PX ability to schedule FTRs. Increases importance of non-ISO xmission markets.

Benefits of Transmission Trading PX facilitates trading of ETC capacity. ETC owners can bid to sell the right for other PX participants to use their transmission rights for a price. PX schedules ETCs it purchases with ISO. ISO market does not allow ETC owners to sell transmission rights to others via CONG.

Benefits of Transmission Trading PX facilitates trading of non-PTO transmission capacity. Non-PTOs can bid to sell the right for PX participants to use their xmission rights for a price. PX does not schedule non-PTO transmission with ISO. PX schedules matching buy/sell by non-PTO in sending/receiving zone. ISO market does not allow non-PTO to schedule or sell transmission rights via CONG.

Benefits of Transmission Trading PX DA transmission market can become larger than ISO DA transmission congestion market. ISO only allows trading of NFU capacity (including FTRs) and scheduling of ETCs. PX allows trading and scheduling of FTRs, ETCs, and non-PTO transmission capacity.

Benefits of Transmission Trading PX participants can play in ISO CONG market. Participants can bid voluntary adjustment bids. Sell transmission capacity acquired in PX auction. Buy more transmission capacity. ISO adjusts schedules based on adj bids. PX calculates new zonal prices after ISO CONG. PX settles the CHANGES to schedules from its 7:00 AM schedules at these zonal prices. Does not affect settlement on 7:00 AM schedules.

Example: Transmission Trading



PX
$G_{A1}^{PX} = 300$
$0 \le G_{A1} \le 300$
@ $15/MWh
$G_{A2}^{PX} = 100$
No Adj Bid
$D_{A1}^{PX} = 200$
No Adj Bid
$G_{B1}^{PX} = 100$
$0 \le G_{B1} \le 150$
@ $50/MWh
$G_{B2}^{PX} = 0$
$0 \le G_{B2} \le 300$
@ $95/MWh
$D_{B1}^{PX} = 300$
No Adj Bid
A
B
$0 \le F_{A\text{->}B} \le 300$
$G_{SCA}^{IPS} = 300$
$0 \le G_{SCA} \le 300$
@ $0/MWh
SC
$D_{SCB}^{IPS} = 300$
$0 \le D_{SCB} \le 300$
@ $100/MWh

21

Example: Transmission Trading



PX
$G_{A1}^{FS} = 100$
$0 \le G_{A1} \le 300$
@ \$15/MWh
$G_{A2}^{FS} = 100$
No Adj Bid
$D_{A1}^{FS} = 200$
No Adj Bid
$G_{B1}^{FS} = 150$
$0 \le G_{B1} \le 150$
@ \$50/MWh
$G_{B2}^{FS} = 150$
$0 \le G_{B2} \le 300$
@ \$95/MWh
$D_{B1}^{FS} = 300$
No Adj Bid
A
B
λ_A^{1PM} = \$15/MWh
λ_B^{1PM} = \$95/MWh
$F_{A\text{->}B} = 300$
Usage Charge = \$80/MWh
$G_{SCA}^{FS} = 300$
$0 \le G_{SCA} \le 300$
@ \$0/MWh
SC
$D_{SCB}^{FS} = 300$
$0 \le D_{SCB} \le 300$
@ \$100/MWh

22

Example: Transmission Trading Settlements at 1:00 PM Settle for changes to PX schedules. GA1 buys back 200 MWh @ $15/MWh. Receives $9,000 for 7:00 AM schedule Pays $3,000 for change at 1 PM Net $6,000 for 100 MWh GB1 sells additional 50 MWh @ $95/MWh. Receives $5,000 for 7:00 AM schedule Receives $4,750for change at 1 PM Net $9,750 for 150 MWh GB2 sells additional 150 MWh @ $95/MWh. Receives $14,750 for 150 MWh.

Example: Transmission Trading Settlements at 1:00 PM PX bought right to use 200 MW FTRA->B at 7AM. ISO pays FTR $80/MWh 200 MWh = $16,000. PX pays ISO $80/MWh 0 MWh = $0. PX pays FTR ($20/MWh - $80/MWh) 200 MWh = -$12,000 (That is PX receives $12,000 of congestion rents paid by ISO from FTR). PX essentially sells the 200 MW of FTR to SC at 1 PM. PX pays FTR net $20/MWh 200 MWh = $4,000.

Benefits of Transmission Trading All participants in all zones are treated equally. No zone is given special status. No participants are exposed to congestion risks from which other participants are shielded.

Problems in DA Market Hours in PX DA market are independent. Participants cannot indicate ability to change schedule from one hour to next. May not be able to follow schedules over day. Participants exposed to financial risk of selling excess or buying shortfall in hour-ahead or real-time market. ISO may require resource schedules to be physically feasible. May impose fines or sanctions if not satisfied.

Problems in DA Market Hours in PX DA market are independent. Marketer may wish to sell or buy energy at constant level in a block of hours. Many energy markets geared to such trades. E.g. PX Block Forward Market Inability to sell or buy constant level of power in a block of hours may make increase financial risk to power marketers participating in PX. May make PX DA market less attractive.

Coupling DA Market across Hours Allow participants to specify constraints on changes in schedule from hour to hour. Ramping constraints on portfolios to reflect physical capability of resources in portfolio. Constant energy level in set of hours to model block energy trades.

Maintains Uniform Prices PX sets one price per zone per hour. All energy purchases and sales in a zone in an hour settled at same nondiscriminatory price. Energy price is the cost of meeting an increment of load in the zone in hour.

Maintains Payment Sufficiency Total revenues paid by PX over day to a supply portfolio cover its bid cost over day. Holds as long as portfolio does not force PX to schedule its supply by constraining schedule away from 0 MWh. Total charges by PX over day to a demand portfolio less than its bid value over day.

Maintains Individual Optimality At the PX prices, the schedule for each portfolio and xmission right appears to optimal for that participant in isolation. Make any change to a schedule that satisfies the constraints it specified in its bid. Increase in revenues less than or equal to the increase in bid cost for supplies and transmission. Increase in payments greater than or equal to increase in bid value of service for demands.

Maintains Transparency An individual participant can check validity of prices and schedules. Uniform prices Individual optimality of schedules

Example: Coupled Hours


Hour 1
$0 \le G_{A1H1} \le 100$ @ \$10/MWh
$0 \le G_{A2H1} \le 300$ @ \$20/MWh
$0 \le D_{A1H1} \le 200$ @ \$200/MWh
A
$0 \le ETC_{A\text{->}BH1} \le 300$ @ \$25/MWh
$0 \le G_{B1H1} \le 100$ @ \$50/MWh
$0 \le G_{B2H1} \le 100$ @ \$60/MWh
$0 \le G_{B3H1} \le 100$ @ \$150/MWh
$0 \le D_{B1H1} \le 275$ @ \$200/MWh
B

Ramping Constraint on G_{B2}: $-10 \le G_{B2H2} - G_{B2H1} \le 10$


Hour 2
$0 \le G_{A1H2} \le 100$ @ \$10/MWh
$0 \le G_{A2H2} \le 300$ @ \$20/MWh
$0 \le D_{A1H2} \le 200$ @ \$200/MWh
A
$0 \le ETC_{A\text{->}BH2} \le 300$ @ \$25/MWh
$0 \le G_{B1H2} \le 100$ @ \$50/MWh
$0 \le G_{B2H2} \le 100$ @ \$60/MWh
$0 \le G_{B3H2} \le 100$ @ \$150/MWh
$0 \le D_{B1H2} \le 350$ @ \$200/MWh
B

33

Example: Coupled Hours


Hour 1
G_{A1H1}^{PX} = 100
$0 \le G_{A1H1} \le 100$
@ $10/MWh
G_{A2H1}^{PX} = 300
$0 \le G_{A2H1} \le 300$
@ $20/MWh
D_{A1H1}^{PX} = 200
$0 \le D_{A1H1} \le 200$
@ $200/MWh
A
λ_{AH1} = **$25/MWh**
$ETC_{A\text{->}BH1}^{PX}$ = 200
$0 \le ETC_{A\text{->}BH1} \le 300$
@ $25/MWh
G_{B1H1}^{PX} = 35
$0 \le G_{B1H1} \le 100$
@ $50/MWh
G_{B2H1}^{PX} = 40
$0 \le G_{B2H1} \le 100$
@ $60/MWh
G_{B3H1}^{PX} = 0
$0 \le G_{B3H1} \le 100$
@ $150/MWh
D_{B1H1}^{PX} = 275
$0 \le D_{B1H1} \le 275$
@ $200/MWh
B
λ_{BH1} = **$50/MWh**
Ramping on G_{B2}: $G_{B2H2}^{PX} - G_{B2H1}^{PX} = 10$
Hour 2
G_{A1H2}^{PX} = 100
$0 \le G_{A1H2} \le 100$
@ $10/MWh
G_{A2H2}^{PX} = 300
$0 \le G_{A2H2} \le 300$
@ $20/MWh
D_{A1H2}^{PX} = 200
$0 \le D_{A1H1} \le 200$
@ $200/MWh
A
λ_{AH2} = **$45/MWh**
$ETC_{A\text{->}BH2}^{PX}$ = 200
$0 \le ETC_{A\text{->}BH2} \le 300$
@ $25/MWh
G_{B1H2}^{PX} = 100
$0 \le G_{B1H2} \le 100$
@ $50/MWh
G_{B2H2}^{PX} = 50
$0 \le G_{B2H2} \le 100$
@ $60/MWh
G_{B3H2}^{PX} = 0
$0 \le G_{B3H2} \le 100$
@ $150/MWh
D_{B1H2}^{PX} = 350
$0 \le D_{B1H2} \le 350$
@ $200/MWh
B
λ_{BH2} = **$70/MWh**

34